Exhibit 99.1

Verecloud Reports First Quarter Fiscal Year 2011 Results
Delivers strong sequential revenue growth

ENGLEWOOD, Colo., Nov. 15, 2010 – Verecloud (OTCBB:VCLD), which enables communications service providers (CSPs) to capture market share in the emerging cloud computing services business, today announced financial results for its first fiscal quarter of 2011 ended September 30, 2010 highlighted by revenue of $1,510,542, a 112 percent increase from the previous three months.

Verecloud reported an operating loss of $121,216 during the latest quarter, a $606,505 improvement from the previous three months. The company reduced its net loss by 69 percent to $147,851, from $480,777 in the preceding three months.

During the quarter, Verecloud continued to expand its leadership team with the additions of Dr. Hossein Eslambolchi and Phillip Tonge to its board of directors.  Dr.  Eslambolchi, a venture capital consultant and renowned technology change visionary, will provide invaluable technological and strategic advice on the company’s business and innovation growth.  Tonge, a leader in both the energy and telecommunications industries, will provide strategic and business development guidance as the company continues to expand its customer base.

"The results demonstrate the significant progress that Verecloud made in the quarter," said John McCawley, chief executive officer of Verecloud. "I am very pleased with the growing revenue trend and we remain very focused on expanding our customer base and deploying our Nimbus Xchange solution in the coming months."

Financial Highlights

•	Revenue of $1,510,542, up 112 percent from the quarter ended June 30, 2010 and down 57 percent compared to the year ago quarter.

•	Net loss of $147,851, down from a net loss of $480,777 in the quarter ended June 30, 2010. Net income for the three months ended September 30, 2009 was $908,031.

•	Ended the quarter with a cash balance of $742,857 compared to $197,151 in the quarter ended June 30, 2010 and up from $255,634 at September 30, 2009.

•	Closed the quarter with working capital of $692,217, up 87 percent from the quarter ended June 30, 2010 and up 184 percent compared to the year ago quarter.

•	Became publicly traded in September 2010 on the Over-the-Counter market.

Additional financial information, including historical SEC filings and the current Quarterly Report on Form 10-Q can be found on Verecloud’s website at www.verecloud.com.

About Verecloud

Based in Englewood, Colorado, Verecloud enables communications service providers (CSPs) to capture market share in the expanding and lucrative cloud computing market. Verecloud’s cloud services broker platform, Nimbus Xchange, addresses the CSPs’ need to integrate their cloud services business with existing back-office systems which enable CSPs to drive new revenue opportunities. By collaborating with Verecloud, CSPs are positioned to capture a significant percentage of this exciting market by leveraging their trusted intermediary status as a cloud services broker. Learn more about Verecloud at: http://www.verecloud.com.

Forward-Looking Statement

This release may contain projections and other forward-looking statements that involve risks and uncertainties. Forward-looking statements are projections reflecting management’s judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Future performance cannot be assured. Readers are referred to the documents filed by Verecloud with the Securities and Exchange Commission (SEC), specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Recent documents filed with the SEC can be found in the Investor Relations section of our website (www.verecloud.com). Verecloud believes the forward-looking statements in this release are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Verecloud is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

Investor Relations	Media Relations
Lynn Schlemeyer	Michael Hopkins, VisiTech
1-877-711-6492	303-752-3552 ext 230
lynn.schlemeyer@verecloud.com	vc@visitechpr.com

Statements of Operations

	Three Months Ended September 30,

	2010	2009

Revenue	$1,510,542	$3,499,022

Cost of goods sold	677,431	1,657,797

Gross profit	833,111	1,841,225

Operating expenses
Employee related (1)	415,985	238,018
Marketing expense	250,956	261,099
Legal and accounting	127,421	139,941
Consulting expense	65,092	25,275
Rent	22,435	36,026
Travel and entertainment	23,396	29,213
Information technology	18,090	41,027
Depreciation	10,614	11,921
Other	20,338	262
Total operating expenses	954,327	782,782

Operating income (loss)	(121,216)	1,058,443

Other income (expense)
Interest income	133	73
Interest (expense)	(26,768)	(52,047)
Total other income (expense)	(26,634)	(51,974)

Pretax income (loss)	(147,851)	1,006,469

Income tax expense (benefit)	-	98,438

Net income (loss)	$(147,851)	$908,031

Basic net income (loss) per common share	$(0.00)	$0.02
Fully diluted net income (loss) per common share	$(0.00)	$0.02

Basic weighted average common shares	70,098,000	43,800,000
Fully diluted weighted average common shares	87,068,652	43,800,000

(1) Includes stock-based compensation as follows:
Salary and wages	$51,656	$-

Balance Sheets
	September 30,	June 30,
	2010	2010
ASSETS

Current assets
Cash	$742,857	$197,151
Accounts receivable	591,166	632,962
Other current assets	109,888	34,243
Total current assets	1,443,911	864,356

Property and equipment
Computer related	87,655	87,655
Equipment and machinery	37,914	36,255
Other property and equipment	36,330	36,330
Subtotal	161,899	160,240
Accumulated depreciation	(109,453)	(98,839)
Net property and equipment	52,446	61,401

Other assets
Capitalized software, net	40,101	-

Total assets	$1,536,458	$925,757

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities
Accounts payable	$417,115	$174,899
Accrued liabilities	334,579	319,899
Total current liabilities	751,694	494,798

Long term debt	1,314,000	864,000

Total liabilities	2,065,694	1,358,798

Commitments and contingencies

Stockholders' (deficit)
Preferred stock - $0.001 par value, 5,000,000 shares authorized:	-	-
No shares issued or outstanding
Common stock - $0.001 par value, 200,000,000 shares authorized:	70,098	70,098
70,098,000 shares issued and outstanding
Additional paid-in capital	849,326	797,670
Accumulated (deficit)	(1,448,661)	(1,300,809)
Total stockholders' (deficit)	(529,237)	(433,041)

Total liabilities and stockholders' (deficit)	$1,536,458	$925,757

Statements of Cash Flows
	Three Months Ended
	September 30,
Operating Activities	2010	2009
Net income (loss)	$(147,851)	$908,031
Adjustments to reconcile net income to
net cash from operations
Depreciation and amortization	10,614	11,921
Stock for services	-	98,000
Stock-based compensation	51,656	-
Income tax expense (benefit)	-	98,438
Change in assets and liabilities
Accounts receivable	41,796	(769,353)
Other current assets	(75,645)	3,918
Accounts payable	242,216	166,108
Other current liabilities	14,679	2,909
Net cash from operating activities	137,466	519,972

Investing Activities
Purchase of computer related	-	(12,727)
Purchase of equipment and machinery	(1,659)	(2,520)
Purchase of other property and equipment	-	(2,946)
Capitalized software	(40,101)	-
Net cash (used in) investing activities	(41,760)	(18,193)

Financing Activities
Reduction in long term debt	(100,000)	(280,000)
Increase in long term debt	550,000	-
Members distributions	-	(506,623)
Net cash provided by (used in) financing activities	450,000	(786,623)

Increase (decrease) in cash for period	$545,706	$(284,844)
Cash at beginning of period	197,151	540,479
Cash at end of period	$742,857	$255,635

Schedule of Noncash Investing and Financing Activities
Share exchange agreement	$-	$(579,905)
Deferred taxes payable	$-	$214,973
Income taxes payable	$-	$364,932

Supplemental disclosure:
Cash paid for interest during the year	$26,768	$52,047
Cash paid for income taxes during the year	$-	$-